Exhibit 10.2

ANNEX E

REGISTRATION RIGHTS

1.1Definitions. Terms not defined in this Annex shall have the meaning given to such terms in the Agreement. As used in this Annex E, the following terms shall have the following respective meanings:

(a)“Applicable Securities Regulator” means, in the case of a Recipient that is a state-chartered bank or savings association, the Governmental Entity having the powers, functions and duties of the SEC to administer and enforce Sections 12, 13, 14(a), 14(c), 14(d), 14(f) and 16 of the Exchange Act with respect to securities issued by the Recipient.

(b)“Holder” means the Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.9 hereof.

(c)“Holders’ Counsel” means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

(d)	“OCC” means the Office of the Comptroller of the Currency.

(e)“Pending Underwritten Offering” means, with respect to any Holder forfeiting its rights pursuant to Section 1.11 of this Annex E, any underwritten offering of Registrable Securities in which such Holder has advised the Recipient of its intent to register its Registrable Securities either pursuant to Section 1.2(b) or Section 1.2(d) of this Annex E prior to the date of such Holder’s forfeiture.

(f)“Register”, “registered”, and “registration” shall refer to a registration effected by preparing and (A) filing a registration statement or amendment thereto in compliance with the Securities Act and applicable rules and regulations thereunder (or Part 16, if the Recipient is a national bank or federal savings association), and the declaration or ordering of effectiveness of such registration statement or amendment thereto or (B) filing a prospectus and/or prospectus supplement with respect to an appropriate effective registration statement on Form S-3.

(g)“Registrable Securities” means (A) all Preferred Shares and (B) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (A) by way of conversion, exercise or exchange thereof, or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities will not be Registrable Securities when (1) they are sold pursuant to an effective registration statement under the Securities Act (or Part 16, if the Recipient is a national bank or federal savings association), (2) they shall have ceased to be outstanding or (3) they have been sold in any transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at any one time.

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(h)“Registration Expenses” mean all expenses incurred by the Recipient in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Annex E, including all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Recipient, “blue sky” fees and expenses, expenses incurred in connection with any “road show”, the reasonable fees and disbursements of Holders’ Counsel, and expenses of the Recipient’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses.

(i)“Rule 144”, “Rule 144A”, “Rule 159A”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

(j)“Selling Expenses” mean all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of Holders’ Counsel included in Registration Expenses).

(k)“Special Registration” means the registration of (A) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (B) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Recipient or Recipient Subsidiaries or in connection with dividend reinvestment plans.

1.2	Registration.

(a)The Recipient covenants and agrees that as promptly as practicable after the date that the Recipient becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (and in any event no later than thirty (30) days thereafter), the Recipient shall prepare and file with the SEC (or the OCC, if the Recipient is a national bank or federal savings association) a Shelf Registration Statement covering all Registrable Securities (or otherwise designate an existing shelf registration on an appropriate form under Rule 415 under the Securities Act (a “Shelf Registration Statement”) filed with the SEC (or the OCC, if the Recipient is a national bank or federal savings association) to cover the Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Recipient shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act (or Part 16, if the Recipient is a national bank or federal savings association) and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires). So long as the Registrant is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf Registration Statement with the SEC, such Shelf Registration Statement shall be designated by the Recipient as an automatic Shelf Registration Statement. Notwithstanding the foregoing, if the Recipient is not eligible to file a registration statement on

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Form S-3, then the Recipient shall not be obligated to file a Shelf Registration Statement unless and until requested to do so in writing by the Investor.

(b)Any registration pursuant to Section 1.2(a) of this Annex E shall be effected by means of a Shelf Registration Statement on an appropriate form under Rule 415 under the Securities Act (or Part 16, if the Recipient is a national bank or federal savings association). If the Investor or any other Holder intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Recipient and the Recipient shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 1.2(d) of this Annex E; provided that the Recipient shall not be required to facilitate an underwritten offering of Registrable Securities unless (i) the expected gross proceeds from such offering exceed $200,000 or (ii) such underwritten offering includes all the outstanding Registrable Securities held by such Holder. The lead underwriters in any such distribution shall be selected by the Holders of a majority of the Registrable Securities to be distributed.

(c)The Recipient shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to Section 1.2 of this Annex E: (A) with respect to securities that are not Registrable Securities; or (B) if the Recipient has notified the Investor and all other Holders that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Recipient or its securityholders for such registration or underwritten offering to be effected at such time, in which event the Recipient shall have the right to defer such registration or offering for a period of not more than forty-five (45) days after receipt of the request of the Investor or any other Holder; provided that such right to delay a registration or underwritten offering shall be exercised by the Recipient (1) only if the Recipient has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights and (2) not more than three times in any twelve (12)-month period and not more than ninety (90) days in the aggregate in any twelve (12)-month period. The Recipient shall notify the Holders of the date of any anticipated termination of any such deferral period prior to such date.

(d)If during any period when an effective Shelf Registration Statement is not available, the Recipient proposes to register any of its equity securities, other than a registration pursuant to Section 1.2(a) of this Annex E or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Recipient will give prompt written notice to the Investor and all other Holders of its intention to effect such a registration (but in no event less than ten (10) days prior to the anticipated filing date) and will include in such registration all Registrable Securities with respect to which the Recipient has received written requests for inclusion therein within ten (10) business days after the date of the Recipient’s notice (a “Piggyback Registration”). Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Recipient and the managing underwriter, if any, on or before the fifth (5th) business day prior to the planned effective date of such Piggyback Registration. The Recipient may terminate or withdraw any registration under this Section 1.2(d) prior to the effectiveness of such registration, whether or not Investor or any other Holders have elected to include Registrable Securities in such registration.

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(e)If the registration referred to in Section 1.2(d) of this Annex E is proposed to be underwritten, the Recipient will so advise Investor and all other Holders as a part of the written notice given pursuant to Section 1.2(d) of this Annex E. In such event, the right of Investor and all other Holders to registration pursuant to Section 1.2 of this Annex E will be conditioned upon such persons’ participation in such underwriting and the inclusion of such person’s Registrable Securities in the underwriting if such securities are of the same class of securities as the securities to be offered in the underwritten offering, and each such person will (together with the Recipient and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Recipient; provided that the Investor (as opposed to other Holders) shall not be required to indemnify any person in connection with any registration. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Recipient, the managing underwriters and the Investor (if the Investor is participating in the underwriting).

(f)If either (x) the Recipient grants “piggyback” registration rights to one or more third parties to include their securities in an underwritten offering under the Shelf Registration Statement pursuant to Section 1.2(b) of this Annex E or (y) a Piggyback Registration under Section 1.2(d) of this Annex E relates to an underwritten offering on behalf of the Recipient, and in either case the managing underwriters advise the Recipient that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Recipient will include in such offering only such number of securities that in the reasonable opinion of such managing underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (A) first, in the case of a Piggyback Registration under Section 1.2(d) of this Annex E, the securities the Recipient proposes to sell, (B) then the Registrable Securities of the Investor and all other Holders who have requested inclusion of Registrable Securities pursuant to Section 1.2(b) or Section 1.2(d) of this Annex E, as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (C) lastly, any other securities of the Recipient that have been requested to be so included, subject to the terms of this Agreement; provided, however, that if the Recipient has, prior to the Signing Date, entered into an agreement with respect to its securities that is inconsistent with the order of priority contemplated hereby then it shall apply the order of priority in such conflicting agreement to the extent that this Annex E would otherwise result in a breach under such agreement.

1.3Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Recipient. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

1.4Obligations of the Recipient. The Recipient shall use its reasonable best efforts, for so long as there are Registrable Securities outstanding, to take such actions as are under its control to not become an ineligible issuer (as defined in Rule 405 under the Securities Act) and to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) if it has

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such status on the Signing Date or becomes eligible for such status thereafter. In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Recipient shall, as expeditiously as reasonably practicable:

(a)Prepare and file with the SEC (or the OCC, if the Recipient is a national bank or federal savings association) a prospectus supplement or post-effective amendment with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement, subject to Section 1.4 of this Annex E, keep such registration statement effective and keep such prospectus supplement current until the securities described therein are no longer Registrable Securities. The plan of distribution included in such registration statement shall include, among other things, an underwritten offering, ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers, block trades, privately negotiated transactions, the writing or settlement of options or other derivative transactions and any other method permitted pursuant to applicable law, and any combination of any such methods of sale.

(b)Prepare and file with the SEC (or the OCC, if the Recipient is a national bank or federal savings association) such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act (or Part 16, if the Recipient is a national bank or federal savings association) with respect to the disposition of all securities covered by such registration statement.

(c)Furnish to the Holders and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act (or Part 16, if the Recipient is a national bank or federal savings association), and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

(d)Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Recipient shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)Notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act (or Part 16, if the Recipient is a national bank or federal savings association) of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

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(f)	Give written notice to the Holders:

(i)when any registration statement or any amendment thereto has been filed with the SEC (or Part 16, if the Recipient is a national bank or federal savings association) (except for any amendment effected by the filing of a document with the SEC pursuant to the Exchange Act (or with the OCC, if the Recipient is a national bank or federal savings association)) and when such registration statement or any post-effective amendment thereto has become effective;

(ii)of any request by the SEC (or the OCC, if the Recipient is a national bank or federal savings association) for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

(iii)of the issuance by the SEC (or the OCC, if the Recipient is a national bank or federal savings association) of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

(iv)of the receipt by the Recipient or its legal counsel of any notification with respect to the suspension of the qualification of the applicable Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v)of the happening of any event that requires the Recipient to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

(vi)if at any time the representations and warranties of the Recipient contained in any underwriting agreement contemplated by Section 1.4(j) of this Annex E cease to be true and correct.

(g)Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 1.4(f)(iii) of this Annex E at the earliest practicable time.

(h)Upon the occurrence of any event contemplated by Section 1.4(e) or 1.4(f)(v) of this Annex E, promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Recipient notifies the Holders in accordance with Section 1.4(f)(v) of this Annex E to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Recipient all copies of such prospectus (at the Recipient’s expense) other than permanent file copies then in such Holders’ or underwriters’ possession. The total number of days that any such

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suspension may be in effect in any twelve (12)-month period shall not exceed ninety (90) days. The Recipient shall notify the Holders of the date of any anticipated termination of any such suspension period prior to such date.

(i)Use reasonable best efforts to procure the cooperation of the Recipient’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

(j)If an underwritten offering is requested pursuant to Section 1.2(b) of this Annex E, enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Recipient available to participate in “road shows”, similar sales events and other marketing activities), (A) make such representations and warranties to the Holders that are selling stockholders and the managing underwriter(s), if any, with respect to the business of the Recipient and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (B) use its reasonable best efforts to furnish the underwriters with opinions and “10b-5” letters of counsel to the Recipient, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions and letters requested in underwritten offerings, (C) use its reasonable best efforts to obtain “cold comfort” letters from the independent certified public accountants of the Recipient (and, if necessary, any other independent certified public accountants of any business acquired by the Recipient for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters, (D) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings (provided that the Investor shall not be obligated to provide any indemnity), and (E) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (A) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Recipient.

(k)Make available for inspection by a representative of Holders that are selling stockholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Recipient, and cause the officers, directors and employees of the Recipient to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any

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such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

(l)Use reasonable best efforts to cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Recipient are then listed or, if no similar securities issued by the Recipient are then listed on any national securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on such securities exchange as the Investor may designate.

(m)If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Recipient has received such request.

(n)Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

1.5Suspension of Sales. Upon receipt of written notice from the Recipient that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, the Investor and each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until the Investor and/or Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until the Investor and/or such Holder is advised in writing by the Recipient that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Recipient, the Investor and/or such Holder shall deliver to the Recipient (at the Recipient’s expense) all copies, other than permanent file copies then in the Investor and/or such Holder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice. The total number of days that any such suspension may be in effect in any twelve (12)-month period shall not exceed ninety (90) days. The Recipient shall notify the Investor and the Holders prior to the anticipated termination of any such suspension period of the date of such anticipated termination.

1.6Termination of Registration Rights. A Holder’s registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

1.7	Furnishing Information.

(a)Neither the Investor nor any Holder shall use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Recipient.

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(b)It shall be a condition precedent to the obligations of the Recipient to take any action pursuant to Section 1.4 of this Annex E that Investor and/or the selling Holders and the underwriters, if any, shall furnish to the Recipient such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

1.8	Indemnification.

(a)The Recipient agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each person, if any, that controls a Holder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals incurred in connection with investigating, defending, settling, compromising or paying any such losses, claims, damages, actions, liabilities, costs and expenses), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as defined in Rule 405) prepared by the Recipient or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Recipient shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (A) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as defined in Rule 405) prepared by the Recipient or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Recipient by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (B) offers or sales effected by or on behalf of such Indemnitee “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Recipient.

(b)If the indemnification provided for in Section 1.8(a) of this Annex E is unavailable to an Indemnitee with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Recipient, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Recipient, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Recipient, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates

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to information supplied by the Recipient or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Recipient and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 1.8(b) of this Annex E were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 1.8(a) of this Annex E. No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Recipient if the Recipient was not guilty of such fraudulent misrepresentation.

1.9Assignment of Registration Rights. The rights of the Investor to registration of Registrable Securities pursuant to Section 1.2 of this Annex E may be assigned by the Investor to a transferee or assignee of Registrable Securities; provided, however, the transferor shall, within ten (10) days after such transfer, furnish to the Recipient written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.

1.10Clear Market. With respect to any underwritten offering of Registrable Securities by the Investor or other Holders pursuant to this Annex E, the Recipient agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special Registration) covering any preferred stock of the Recipient or any securities convertible into or exchangeable or exercisable for preferred stock of the Recipient, during the period not to exceed ten (10) days prior and sixty (60) days following the effective date of such offering or such longer period up to ninety (90) days as may be requested by the managing underwriter for such underwritten offering. The Recipient also agrees to cause such of its directors and senior executive officers to execute and deliver customary lock-up agreements in such form and for such time period up to ninety (90) days as may be requested by the managing underwriter.

1.11Forfeiture of Rights. At any time, any holder of Registrable Securities (including any Holder) may elect to forfeit its rights set forth in this Annex E from that date forward; provided, that a Holder forfeiting such rights shall nonetheless be entitled to participate under Section 1.2(d) – (f) of this Annex E in any Pending Underwritten Offering to the same extent that such Holder would have been entitled to if the holder had not withdrawn; and provided, further, that no such forfeiture shall terminate a Holder’s rights or obligations under Section 1.7 of this Annex E with respect to any prior registration or Pending Underwritten Offering.

1.12Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Recipient fails to perform any of its obligations under this Annex E and that the Investor and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Investor and such Holders, in addition to any other remedy to which they may be entitled at law or in equity, to the fullest extent permitted and enforceable under applicable law shall be entitled to compel specific performance of the obligations of the Recipient under this Section 1.12 in accordance with the terms and conditions of this Annex E.

1.13No Inconsistent Agreements. The Recipient shall not, on or after the Signing Date, enter into any agreement with respect to its securities that may impair the rights

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granted to the Investor and the Holders under this Annex E or that otherwise conflicts with the provisions hereof in any manner that may impair the rights granted to the Investor and the Holders under this Annex E. In the event the Recipient has, prior to the Signing Date, entered into any agreement with respect to its securities that is inconsistent with the rights granted to the Investor and the Holders under this Annex E (including agreements that are inconsistent with the order of priority contemplated by Section 1.2(f) of Annex E) or that may otherwise conflict with the provisions hereof, the Recipient shall use its reasonable best efforts to amend such agreements to ensure they are consistent with the provisions of this Annex E. Any transaction entered into by the Recipient that would reasonably be expected to require the inclusion in a Shelf Registration Statement or any report of the Recipient filed with the SEC (or the OCC, if the Recipient is a national bank or federal savings association) of any separate financial statements pursuant to Rule 3-05 of Regulation S-X or pro forma financial statements pursuant to Article 11 of Regulation S-X shall include provisions requiring the Recipient’s counterparty to provide any information necessary to allow the Recipient to comply with its obligation hereunder.

1.14Certain Offerings by the Investor. An “underwritten” offering or other disposition shall include any distribution of such securities on behalf of the Investor by one or more broker-dealers, an “underwriting agreement” shall include any purchase agreement entered into by such broker-dealers, and any “registration statement” or “prospectus” shall include any offering document approved by the Recipient and used in connection with such distribution.

1.15Other Cooperation. If the Recipient is a state-chartered bank or savings association and the transfer or sale of the Registrable Securities is subject to any requirements under applicable state law or regulation relating to such transfer or sale, the Recipient will cooperate and assist in complying with such law and regulation in order to provide the Holders with the benefit of rights to effect or participate in broadly distributed underwritten offerings of the Registrable Securities.

1.16State-Chartered Banks and Savings Associations. If the Recipient is a state- chartered bank or savings association, the Investor and Recipient acknowledge that, as of the Signing Date, the Registrable Securities are securities of an insured depository institution and, accordingly, the transfer of such securities is exempt from the registration requirements of the Securities Act and qualification and registration requirements under state law. Notwithstanding the foregoing, so long as the Registrable Securities are subject to the exemption provided by Section 3(a)(2) or Section 3(a)(5) of the Securities Act, the provisions of this Annex E shall, to the extent practicable and where applicable, be interpreted so as to nonetheless provide the Holders with the benefit of rights to effect or participate in broadly distributed underwritten offerings of the Registrable Securities. Without limiting the generality of the foregoing, so long as the Registrable Securities are subject to the exemption provided by Section 3(a)(2) or Section 3(a)(5) of the Securities Act: (i) all references to the “SEC” shall be deemed to refer to the Applicable Securities Regulator and all references to provisions of the Securities Act shall be deemed to refer to the corresponding provision of the applicable banking law or regulation, if any; and (ii) if, under such applicable laws, rules and regulations of the Applicable Securities Regulator, no registration statement or correlative filing is required to be made, then (A) any references herein to a “registration statement” or “prospectus” shall be deemed to refer to an offering memorandum or other offering materials with respect to the applicable transfer of Registrable Securities, (B) any references herein to the filing of a registration statement shall be deemed to refer instead to the

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time when such broadly distributed underwritten offering is proposed to be commenced and

(C) any references herein to the preparation and filing of a registration statement or prospectus shall be deemed to refer to the preparation of an offering memorandum or other appropriate offering materials.

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